UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2017

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01	Other Events.

On June 9, 2017, KeyCorp (the “Company”) updated its Medium-Term Note Program, under which the Company may issue from time to time Senior Medium-Term Notes, Series O (the “Series O Notes”), and Subordinated Medium-Term Notes, Series P (the “Series P Notes,” and together with the Series O Notes, the “Notes”). The Series O Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 and further amended by a Second Supplemental Indenture dated as of November 13, 2013 (as so amended, the “Senior Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Senior Note Trustee, and the Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Senior Indenture. The Series P Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 and further amended by a Second Supplemental Indenture dated as of November 13, 2013 (as so amended, the “Subordinated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Subordinated Note Trustee, and the Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-218629.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Distribution Agreement dated June 9, 2017 between the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:

(a)	Series O Fixed Rate Note;

(b)	Series O Floating Rate Note;

(c)	Series O Master Global Note;

(d)	Series P Fixed Rate Note;

(e)	Series P Floating Rate Note; and

(f)	Series P Master Global Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: June 9, 2017	/s/ Paul N. Harris
	By:	Paul N. Harris
	Title:	General Counsel and Secretary

INDEX TO EXHIBITS

1.1	Distribution Agreement dated June 9, 2017 between the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated June 9, 2017, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:

(a)	Series O Fixed Rate Note;

(b)	Series O Floating Rate Note;

(c)	Series O Master Global Note;

(d)	Series P Fixed Rate Note;

(e)	Series P Floating Rate Note; and

(f)	Series P Master Global Note.